SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2007 (September 12, 2007)

SINO-AMERICAN DEVELOPMENT CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	0-26760	20-5065416
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1427 West Valley Boulevard, Suite 101
Alhambra, CA 91803
(Address of Principal Executive Offices)

(310) 208-1182
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Sino-American Development Corporation (referred to in this discussion as “we”, “us”, “our”, the “Registrant” or the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 4.01 Change in Registrant’s Certifying Accountant

(a)           Dismissal of Registrant’s Certifying Accountant

Effective September 12, 2007, Murrell, Hall, McIntosh & Co, PLLP (“MHM”) was dismissed as the Company’s certifying independent accountant engaged to audit our financial statements. Murrell Hall was engaged as auditors to the Registrant for the year ended December 31, 2006.

MHM’s report on the Company’s financial statements for the two years ended December 31, 2006 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph indicating substantial doubt about the Company’s ability to continue as a going concern in the audit report for the year ended December 31, 2006.

Prior to their dismissal, there were no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MHM would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-B").

The Company requested MHM to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made above by the Company. A copy of the letter by MHM is attached as Exhibit 16.1 to this Form 8-K.

(b)           Appointment of Registrant’s New Certifying Accountant

Effective on September 12, 2007, Yu & Associates CPA Corporation (“Yu & Associates”), whose address is 10410 Lower Azusa Road, Suite 202, El Monte, California 91731, was engaged to serve as the Company's new independent certifying accountant to audit the Company's financial statements.

Prior to engaging Yu & Associates, the Company had not consulted Yu & Associates regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with Yu & Associates regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The dismissal of MHM as the Company’s certifying independent accountant and the engagement of Yu & Associates as its new certifying independent accountant were both approved by our Board of Directors.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description

16.1	Letter from Murrell, Hall, McIntosh & Co, PLLP dated September 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 12, 2007

SINO-AMERICAN DEVELOPMENT CORP.
By:	/s/ Fang Zhong
Fang Zhong
Principal Executive Officer